EXHIBIT 10.11

                                                       Expiration Date: 12-31-93
                                                            SBA LOAN NO.
                                                         GP 893 642 3000 PRO

                     U.S. SMALL BUSINESS ADMINISTRATION (SBA)
                                    GUARANTY

                                                               February 28, 1996
                                                              ------------------


      In order to induce HOME LOAN AND  INVESTMENT  BANK,  F.S B.,  (hereinafter
                         --------------------------------------
                           (SBA or other Lending Institution)
called "Lender") to make a loan or loan, or renewal or extension thereof, to CAFE LA FRANCE, INC.
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(hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by then Debtor to Lender, dated February 28, 1996 in the principal amount of $350,000, with interest at
       -----------------                              ---------
the rate of variable per cent per annum. Such note, and the interest thereon and
            --------
all other sums payable with respect thereto are hereinafter collectively called "Liabilities." As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and delivers to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" as used herein shall mean any funds, guaranties, agreements or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereinafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

     The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

     (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto;

     (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;


     (c) To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;


     (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;


     (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interest as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement, or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.





     The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

     In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any any of the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right to subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

     The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against Lender: by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor or, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.


     The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remains unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

     The Undersigned acknowledged and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor with SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

     The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.


                                              CLF FRANCHISE CORPORATION


(corporate seal)                               By: /s/ Thomas W. DeJordy
                                              ----------------------------------
                                                 Thomas W. DeJordy, President


                                              CLF 2, INC.
                                              ----------------------------------


(corporate seal)                               By: /s/ Thomas W. DeJordy
                                              ----------------------------------
                                              Thomas W. DeJordy, President


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NOTE:--Corporate  guarantors  must execute  guaranty in corporate  name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in firm name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan.

                    (LIST COLLATERAL SECURING THE GUARANTY)